Exhibit 10.4

OMNIBUS Waiver, Consent, notice and AMENDMENT AGREEMENT

This Omnibus Waiver, Consent, Notice and Amendment Agreement (this “Agreement”), dated as of August 4, 2025, is by and among AYRO, Inc., a Delaware corporation (the “Company”), and each investor listed on the signature page attached hereto (collectively, the “Investors”).

WITNESSETH

Whereas, the Company and the Investors are party to that certain Securities Purchase Agreement, dated as of August 7, 2023 (the “Purchase Agreement”), pursuant to which the Company issued to the Investors shares of the Company’s H-7 Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), the terms of which are set forth in the Certificate of Designations for the Series H-7 Convertible Preferred Stock (as amended, the “Certificate of Designations”), and warrants (the “Warrants,” and, together with the Purchase Agreement and the Certificate of Designations, the “Transaction Documents”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”);

WHEREAS, the Company desires to enter into a securities purchase agreement, by and among the Company and certain investors party thereto (the “Series I Purchase Agreement”), pursuant to which the Company will sell to such investors in a private placement, (i) newly-designated shares of the Company’s Series I Convertible Preferred Stock, par value $0.0001 per share (the “Series I Preferred Stock”), the terms of which are set forth in the Certificate of Designations for the Series I Preferred Stock attached as Exhibit B hereto, and (ii) warrants (the “Series I Warrants”) to purchase shares of the Company’s Common Stock (the “Private Placement”);

WHEREAS, each Investor constitutes the Required Holders pursuant to each of the Transaction Documents;

WHEREAS, the Company and each Investor desire to waive the applicability of certain provisions of the Transaction Documents, consent to certain actions of the Company in connection with the Private Placement, and to amend certain other provisions of the Transaction Documents; and

WHEREAS, in connection with the Private Placement, the Company desires to amend the Certificate of Designations to, among other things: (i) revise the definition of “Excluded Securities,” (ii) extend the maturity date of Preferred Stock to February 4, 2027, and (iii) revise the applicable payment dates and corresponding payable amounts of Dividends and Installment Amounts (each as defined in the Certificate of Designations) (such amendments, “Scheduled Payments Amendments”);

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Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Purchase Agreement.

2.	Amendment to the Certificate of Designations. The parties hereto hereby agree to amend the rights of the Preferred Stock as set forth in the Amendment to the Certificate of Designations attached as Exhibit A hereto (the “Amendment”). Upon the effectiveness of this Agreement, the Company shall promptly file the Amendment and provide a copy thereof to each Investor promptly after such filing.

3.	Waivers.

(a)	Waiver of Variable Rate Transaction. Solely for the purposes of enabling the consummation of the Private Placement, each Investor hereby waives any right such Investor is entitled to pursuant to Section 4(n) of the Purchase Agreement, relating to the Company’s prohibition of effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction.

(b)	Waiver of Fundamental Transaction. Each Investor hereby agrees that the issuance and sale by the Company of the (i) newly designated shares of the Company’s Series I Preferred Stock, and (ii) the Series I Warrants, pursuant to the Series I Purchase Agreement, shall not constitute a Fundamental Transaction (as defined in the Certificate of Designations and Warrants).

(c)	Waiver of Participation Rights. Each Investor hereby waives any rights of first refusal or participation rights with respect to the Private Placement, including, but not limited to, each Investor’s participation rights under Section 4(o) of the Purchase Agreement and each Investor’s Purchase Rights (as defined in the Certificate of Designations) under Section 7 of the Certificate of Designations, and waives any applicable notices related thereto.

(d)	Waiver Related to Scheduled Payments Amendments. In connection with Scheduled Payments Amendments, each Investor hereby waives any default, breach or violation of the Certificate of Designations and any associated penalties accrued and outstanding as of the date hereof, in each case, resulting from the Company’s prior failure to timely make any payments of Dividends and/or any Installment Amount, whether by means of conversion or redemption as set forth in the Certificate of Designations, on any applicable Dividend Date and/or Installment Date, as applicable, and each Investor further agrees that such failure to pay shall not otherwise trigger any right or remedy of the Investors. In consideration of the foregoing, the Company agrees to pay the Investors an aggregate of $350,000, which may be paid in the form of cash, or, at the Investors’ sole election, added to the outstanding aggregate stated value of the Preferred Stock which, for the avoidance of doubt, may be converted into shares of Common Stock in accordance with the Certificate of Designations, which amounts shall be paid no later than September 30, 2025.

4.	Amendment to the Purchase Agreement. The parties hereto hereby agree that clause (i) of Section 4(k) of the Purchase Agreement is hereby amended and restated as follows (emphasis added):

(i) shares of Common Stock or standard options to purchase Common Stock issued or issuable to directors, officers, employees or other service providers of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that, (1) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such awards) after the date hereof pursuant to this clause (i) do not, in the aggregate, exceed more than 2% of the shares of Common Stock issued and outstanding immediately prior to the date hereof and (2) the exercise price of any such options is not lowered and none of such options are amended to increase the number of shares issuable thereunder or extend the term of such options; provided further that, the foregoing clause (i)(1) shall not apply from August 4, 2025, until November 4, 2025.

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5.	Consent. Each Investor hereby consents, pursuant to Section 2 and Section 18 of the Certificate of Designations relating to the Company’s creation, authorization (by reclassification or otherwise), issuance, purchase, repurchase, redemption or repayment of any class or series of Junior Stock (as defined in the Certificate of Designations), to the creation, authorization, issuance, purchase, repurchase, redemption and/or repayment by the Company of the Series I Preferred Stock. In addition, for the avoidance of doubt and notwithstanding anything to the contrary contained in Section 15 of the Certificate of Designations, each Investor hereby provides consent to the issuance of Series I Preferred Stock and such issuance shall not be deemed a violation of any covenant or limitation contained therein.

6.	Notice. Each Investor hereby acknowledges that this Agreement constitutes notice, as required by Section 8(c) of the Certificate of Designations, to each Investor, to the extent Series I Preferred Stock constitute Variable Price Securities (as defined in the Certificate of Designations), of the Company’s intention to issue and sell such Series I Preferred Stock pursuant to the Private Placement.

7.	Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.	Governing Law. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 9(a) OF THE Purchase AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

9.	Terms and Conditions of the Transaction Documents. Except as modified and amended herein, all of the terms and conditions of the Transaction Documents shall remain in full force and effect.

[Signature pages follow immediately.]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

AYRO, Inc.

By:
Name:	Joshua Silverman
Title:	Executive Chairman

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In witness whereof, the undersigned has executed and delivered this Agreement as of the date first above written.

Name of Investor:

By:
Name of signatory:
Title:

[Investor Signature Page to Waiver and Amendment Agreement]

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EXHIBT A

Form Amendment to the Certificate of Designations of Series H-7 Convertible Preferred Stock

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EXHIBT B

Certificate of Designations of Series I Convertible Preferred Stock

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